Exhibit 99.1

FOR IMMEDIATE RELEASE
December 13, 2007

Novell Reports Financial Results for Fourth Fiscal Quarter and Full Fiscal Year 2007

     •   Fourth fiscal quarter 2007 product revenue grew 10% year-over-year, led by 69% Linux Platform Products revenue growth
     •   Achieved non-GAAP adjusted operating margin of 8% for fourth fiscal quarter 2007

WALTHAM, Mass. – December 13, 2007 – Novell, Inc. (NASDAQ:NOVL) today announced financial results for its fourth fiscal quarter and full fiscal year ended October 31, 2007. For the quarter, Novell reported net revenue of $245 million, which excludes $6 million of revenue from its Swiss-based business consulting unit, which Novell agreed to sell during the quarter. This compares to net revenue of $234 million for the fourth fiscal quarter 2006. The loss from operations for the fourth fiscal quarter 2007 was $13 million, compared to income from operations of $4 million for the fourth fiscal quarter 2006. The loss available to common stockholders from continuing operations in the fourth fiscal quarter 2007 was $9 million, or $0.03 loss per common share. This compares to income available to common stockholders from continuing operations of $21 million, or $0.05 per diluted common share, for the fourth fiscal quarter 2006. Foreign currency exchange rates favorably impacted total revenue by approximately $6 million and did not materially impact the loss from operations year-over-year.

On a non-GAAP basis, adjusted income from operations for the fourth fiscal quarter 2007 was $20 million. This compares to non-GAAP adjusted income from operations of $18 million in the year-ago quarter. Non-GAAP adjusted income available to common stockholders from continuing operations for the fourth fiscal quarter 2007 was $20 million, or $0.06 per adjusted diluted common share. This compares to non-GAAP adjusted income available to common stockholders from continuing operations of $20 million, or $0.05 per adjusted diluted common share, for the fourth fiscal quarter 2006.

In the fourth fiscal quarter 2007, Novell entered into an agreement to sell its Swiss-based business consulting unit. Accordingly, all financial results for this unit were excluded from Novell's continuing operations for income statement reporting purposes and are reported as discontinued operations.

For the full fiscal year 2007, Novell reported net revenue of $932 million and a loss available to common stockholders from continuing operations of $26 million, or $0.08 loss per common share. Comparatively, net revenue for the full fiscal year 2006 was $919 million and income available to common stockholders from continuing operations was $4 million, or $0.01 per diluted common share. Foreign currency exchange rates favorably impacted total revenue by approximately $15 million and negatively impacted the loss from operations by $5 million year-over-year.

For the fourth fiscal quarter 2007, Novell reported $23 million of revenue from Open Platform Solutions of which $22 million was from Linux* Platform Products, up 69% year-over-year. Linux Platform Products invoicing was $46 million during the quarter, up 108% year-over-year. Revenue from Identity and Security Management was $33 million of which Identity and Access Management was $30 million, up 27% year-over-year. Revenue from Systems and Resource Management was $36 million, up 5% year-over-year. Workgroup revenue of $88 million was up 1% year-over-year.

“We are pleased with our overall results for 2007. While undergoing transformational change, we grew revenue and exceeded our operating targets. We are on the right path to long-term, sustainable profitability,” said Ron Hovsepian, President and CEO of Novell.

Cash, cash equivalents and short-term investments were $1.9 billion at October 31, 2007, up from $1.5 billion last year. Days sales outstanding in accounts receivable was 77 days at the end of the fourth fiscal quarter 2007, down from 86 days at the end of the year-ago quarter. Total deferred revenue was $768 million at the end of the fourth fiscal quarter 2007, up $341 million, or 80%, from October 31, 2006. Cash flow from operations was $77 million for the fourth fiscal quarter 2007, compared to $62 million in the fourth fiscal quarter 2006.

Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

Financial Outlook

Novell management issues the following financial guidance:

For the full fiscal year 2008:

  Net revenue is expected to be between $920 million and $945 million.
  Non-GAAP adjusted operating margin is expected to be between 7% and 9%.
Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted diluted income available to common stockholders from continuing operations, and adjusted diluted income per common share from continuing operations based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to (i) enhance an overall understanding of our current financial performance and prospects for the future and (ii) enable investors to evaluate our performance in the same way that management does. Management uses these non-GAAP adjusted financial measures to evaluate performance, allocate resources, and determine commissions and bonuses. The non-GAAP adjusted financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business, such as, but not limited to, stock-based compensation expenses, restructuring expenses, asset impairments, litigation judgments and settlements, the write-off of acquired in-process research and development, and gains (losses) on the sale of business operations, long-term investments, and property, plant and equipment.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults/.

Conference Call Notification and Web Access Detail

A live Webcast of a Novell conference call to discuss the quarter and the year will be broadcast at 5:00 PM ET December 13, 2007, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Novell Web site approximately two hours after its conclusion and will remain on the Web site until December 28, 2007. The call will also be available for telephone playback through midnight ET, December 28, 2007. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 28171181.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal Notice Regarding Forward-Looking Statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Linux Platform Products. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to transform its business through the implementation of its strategic plan, Novell's ability to realize the benefits anticipated from the Microsoft transaction and Novell's restructuring plan, and the expected charges to be incurred and payments to be made under the restructuring plan, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers infrastructure software for the Open Enterprise. Novell is a leader in desktop to data center operating systems based on Linux and the software required to secure and manage mixed IT environments. Novell helps customers around the world minimize cost, complexity and risk, allowing them to focus on innovation and growth. For more information, visit www.novell.com.

_________________

* Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                          Page 5 of 13
                                                       Novell, Inc.
                                Consolidated Unaudited Condensed Statements of Operations
                                      (In thousands, except per share data)

                                                      Fiscal Quarter Ended                Fiscal Year Ended
                                                  -----------------------------      -----------------------------
                                                  Oct 31, 2007    Oct 31, 2006       Oct 31, 2007    Oct 31, 2006
                                                  ------------    -------------      ------------    -------------
Net revenue:
  Software licenses                                  $ 51,055         $ 46,078         $ 175,877        $ 173,678
  Maintenance and subscriptions                       128,272          117,384           494,675          479,283
  Services (1)                                         65,609           70,320           261,947          266,370
                                                  ------------    -------------      ------------    -------------
Total net revenue                                     244,936          233,782           932,499          919,331
                                                  ------------    -------------      ------------    -------------

Cost of revenue:
  Software licenses                                     5,705            4,591            19,478           18,161
  Maintenance and subscriptions                        12,849           11,886            48,272           49,680
  Services                                             46,160           50,715           192,504          213,171
                                                  ------------    -------------      ------------    -------------
Total cost of revenue                                  64,714           67,192           260,254          281,012
                                                  ------------    -------------      ------------    -------------

Gross profit                                          180,222          166,590           672,245          638,319
                                                  ------------    -------------      ------------    -------------

Operating expenses:
  Sales and marketing                                  84,327           87,769           346,777          353,750
  Product development                                  55,134           43,544           208,370          180,380
  General and administrative                           29,527           23,088           111,006          102,259
                                                  ------------    -------------      ------------    -------------
Total operating expenses before other                 168,988          154,401           666,153          636,389

Income from operations before
  other operating expenses                             11,234           12,189             6,092            1,930

Other operating expenses (2)                           24,525            8,525            61,860           44,124
                                                  ------------    -------------      ------------    -------------

Income (loss) from operations                         (13,291)           3,664           (55,768)         (42,194)

Other income, net                                      16,937           32,792            64,183           69,374
                                                  ------------    -------------      ------------    -------------

Income from continuing operations,
  before income taxes                                   3,646           36,456             8,415           27,180

Income tax expense                                     12,809           17,115            34,691           22,642
                                                  ------------    -------------      ------------    -------------

Income (loss) from continuing operations               (9,163)          19,341           (26,276)           4,538

Income (loss) from discontinued operations,
  before income taxes                                  (8,785)            (371)          (18,253)          16,576
Income tax expense (benefit) on
  discontinued operations                                   -             (900)              (69)           1,561
                                                  ------------    -------------      ------------    -------------
Income (loss) from discontinued operations             (8,785)             529           (18,184)          15,015

Income (loss) before cumulative effect of a
  change in accounting principle                      (17,948)          19,870           (44,460)          19,553

Cumulative effect of a change
  in accounting principle                                   -                -                 -             (897)
                                                  ------------    -------------      ------------    -------------

Net income (loss)                                   $ (17,948)        $ 19,870         $ (44,460)        $ 18,656
                                                  ============    =============      ============    =============

Income (loss) available to common
stockholders:

  Continuing operations                              $ (9,163)        $ 20,703         $ (26,276)         $ 4,332
                                                  ============    =============      ============    =============

  Net income (loss)                                 $ (17,948)        $ 21,229         $ (44,460)        $ 18,220
                                                  ============    =============      ============    =============

Income (loss) per share available
to common stockholders:

  Continuing operations                               $ (0.03)          $ 0.05           $ (0.08)          $ 0.01

  Net income (loss)                                   $ (0.05)          $ 0.05           $ (0.13)          $ 0.05

Weighted average shares                               350,017          395,456 (3)       347,552          365,659

(1) Services includes consulting, technical support and training services

(2) See Page 8 of 13 for a detail of other operating expenses.

(3) Weighted average shares includes 52 million potential shares related to convertible debt.

Reclassifications, none of which affected net income (loss), were made to prior period amounts in order to conform to the current period's presentation.

Stock-based compensation expense recorded in above amounts:

                                                      Fiscal Quarter Ended                Fiscal Year Ended
                                                  -----------------------------      -----------------------------
                                                  Oct 31, 2007    Oct 31, 2006       Oct 31, 2007    Oct 31, 2006
                                                  ------------    -------------      ------------    -------------

Cost of revenue                                       $ 1,184          $ 1,077           $ 4,425          $ 4,096
                                                  ------------    -------------      ------------    -------------

  Sales and marketing                                   2,631            2,138             9,722           11,533
  Product development                                   2,595            1,885             9,965            8,226
  General and administrative                            1,942            1,053             7,729           11,147
                                                  ------------    -------------      ------------    -------------
Total operating expenses                                7,168            5,076            27,416           30,906
                                                  ------------    -------------      ------------    -------------

Continuing operations                                   8,352            6,153            31,841           35,002

Discontinued operations                                     -                -                 -              263
                                                  ------------    -------------      ------------    -------------

Total stock-based compensation expense                $ 8,352          $ 6,153          $ 31,841         $ 35,265
                                                  ============    =============      ============    =============

                                                                                       Page 6 of 13
                                Novell, Inc.
                Consolidated Unaudited Condensed Balance Sheets
                                (In thousands)

                                                       Oct 31, 2007                     Oct 31, 2006
                                                   ---------------------            ---------------------
Assets

Current assets:
    Cash and cash equivalents                             $   1,079,819                    $     675,787
    Short-term investments                                      777,818                          790,500
    Receivables, net                                            208,318                          233,986
    Prepaid expenses                                             53,316                           32,328
    Other current assets                                         35,065                           28,524
                                                   ---------------------            ---------------------
Total current assets                                          2,154,336                        1,761,125

Property, plant and equipment, net                              180,537                          184,084
Long-term investments                                            37,304                            2,263
Goodwill                                                        404,612                          424,701
Intangible assets, net                                           33,572                           40,404
Deferred income taxes                                            14,518                            4,770
Other assets                                                     29,515                           32,376
                                                   ---------------------            ---------------------

Total assets                                              $   2,854,394                    $   2,449,723
                                                   =====================            =====================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                      $      45,135                    $      44,419
    Accrued compensation                                        112,794                          103,710
    Other accrued liabilities                                   122,850                          106,837
    Income taxes payable                                         46,724                           49,600
    Deferred revenue                                            494,615                          380,979
                                                   ---------------------            ---------------------
Total current liabilities                                       822,118                          685,545

Deferred income taxes                                               884                            4,186
Long-term deferred revenue                                      273,066                           45,992
Senior convertible debentures                                   600,000                          600,000
                                                   ---------------------            ---------------------

Total liabilities                                             1,696,068                        1,335,723

Preferred stock                                                       -                            9,350

Stockholders' equity                                          1,158,326                        1,104,650
                                                   ---------------------            ---------------------

Total liabilities and stockholders' equity                $   2,854,394                    $   2,449,723
                                                   =====================            =====================

                                                                                                                                                               Page 7 of 13
                                                        Novell, Inc.
                                Consolidated Unaudited Condensed Statements of Cash Flows
                                                     (In thousands)

                                                                                 Fiscal Quarter Ended                                       Fiscal Year Ended
                                                                    -----------------------------------------------          -----------------------------------------------
                                                                        Oct 31, 2007              Oct 31, 2006                   Oct 31, 2007              Oct 31, 2006
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

Cash flows from operating activities
  Net income (loss)                                                            $ (17,948)                 $ 19,870                      $ (44,460)                 $ 18,656
  Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Stock-based compensation expense                                               8,352                     6,153                         31,841                    35,265
    Stock-based compensation modification expense                                      -                         -                          2,475                         -
    Depreciation and amortization                                                  9,275                    13,068                         40,438                    46,976
    Change in accounts receivable allowances                                        (844)                   (2,228)                        (1,722)                   (6,888)
    Utilization of previously reserved acquired net operating losses                   9                     2,725                          4,844                     6,585
    Purchased in-process research and development                                      -                         -                              -                     2,110
    Net gain on sale of property, plant and equipment                                  -                         -                              -                    (5,968)
    (Gain) loss on sale of Japan consulting group                                 (1,200)                        -                         (1,200)                    8,273
    Executive termination benefits, non-cash                                           -                         -                              -                     9,409
    Gain on long-term investments, net                                            (1,179)                   (1,371)                        (2,917)                     (745)
    Gain on sale of venture capital funds                                              -                   (17,953)                        (3,591)                  (17,953)
    Impairment of intangible assets                                                    -                     1,230                          3,851                     1,230
    Loss (gain) on sale of discontinued operations, before taxes                   8,855                       843                         19,075                   (11,117)
    Cumulative effect of change in accounting principle                                -                         -                              -                       897
    Changes in current assets and liabilities, excluding the effect
     of acquisitions and dispositions                                             71,574                    39,924                        371,948                    12,308
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

    Net cash provided by operating activities                                     76,894                    62,261                        420,582                    99,038
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

Cash flows from financing activities
    Issuance of common stock, net                                                  4,017                    18,457                         18,392                    40,131
    Excess tax effects from stock-based compensation                               6,742                    11,005                         13,099                    15,263
    Payment of cash dividends on Series B Preferred Stock                              -                       (46)                            (5)                     (187)
    Repurchases of common stock, retired                                               -                         -                              -                  (400,000)
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

    Net cash provided (used) by financing activities                              10,759                    29,416                         31,486                  (344,793)
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

Cash flows from investing activities
    Purchases of property, plant and equipment                                    (7,756)                   (7,128)                       (25,235)                  (26,668)
    Proceeds from the sale of property, plant and equipment                            -                         -                              -                    24,992
    Proceeds from repayment of note receivable                                         -                         -                              -                     9,092
    Short-term investment activity                                                52,096                    12,184                        (20,237)                   57,219
    Long-term investment activity                                                  1,179                     2,901                          2,917                     1,473
    Cash paid for equity share of Open Invention Network, LLC                          -                         -                              -                    (4,225)
    Proceeds from the sale of Celerant, net of cash divested                           -                         -                              -                    37,922
    Proceeds from the sale of Japan consulting group, net of cash divested         1,200                     1,450                          1,200                     1,450
    Proceeds from the sale of Salmon, net of cash divested                             -                         -                          2,749                         -
    Proceeds from the sale of venture capital funds                                    -                    71,298                          4,964                    71,298
    Cash paid for acquisition of e-Security, net of cash acquired                      -                         -                              -                   (71,550)
    Cash paid for acquisition of RedMojo, net of cash acquired                         -                         -                         (9,727)                        -
    Cash paid for acquisition of Senforce, net of cash acquired                  (19,977)                        -                        (19,977)                        -
    Purchases of intangible assets                                                     -                         -                         (1,175)                   (1,159)
    Other                                                                          8,045                     2,689                         16,485                    10,460
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

    Net cash provided (used) by investing activities                              34,787                    83,394                        (48,036)                  110,304
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

Increase (decrease) in cash and cash equivalents                                 122,440                   175,071                        404,032                  (135,451)

Cash and cash equivalents - beginning of period                                  957,379                   500,716                        675,787                   811,238
                                                                    ---------------------     ---------------------          ---------------------     ---------------------

Cash and cash equivalents - end of period                                     $1,079,819                 $ 675,787                     $1,079,819                 $ 675,787
                                                                    =====================     =====================          =====================     =====================

                                                                                                                           Page 8 of 13

                                                              Novell, Inc.
                                          Unaudited Non-GAAP Adjusted Income From Operations
                                                (In thousands, except per share data)

                                                                     Fiscal Quarter Ended                      Fiscal Year Ended
                                                           ----------------------------------------   ----------------------------------------
                                                             Oct 31, 2007           Oct 31, 2006        Oct 31, 2007           Oct 31, 2006
                                                           -----------------      -----------------   -----------------      -----------------

     GAAP income (loss) from operations                           $ (13,291)               $ 3,664           $ (55,768)             $ (42,194)
                                                           -----------------      -----------------   -----------------      -----------------

        Adjustments:

        Stock-based compensation expense                              8,352                  6,153              31,841                 35,002
                                                           -----------------      -----------------   -----------------      -----------------

        Other operating expenses (income):
           Restructuring expenses                                    25,206                  5,405              43,097                  4,405
           Purchased in-process research and development                  -                      -                   -                  2,110
           Net gain on sale of property, plant and equipment              -                      -                   -                 (5,968)
           Litigation-related expense (income)                            -                      -                 (93)                22,775
           (Gain) loss on sale of Japan consulting group             (1,200)                     -              (1,200)                 8,273
           Executive termination benefits                                 -                      -                   -                  9,409
           Impairment of intangible assets                                -                  1,230               3,851                  1,230
           Stock-based compensation review expenses                     519                  1,890              16,205                  1,890
                                                           -----------------      -----------------   -----------------      -----------------
              Sub-total                                              24,525                  8,525              61,860                 44,124
                                                           -----------------      -----------------   -----------------      -----------------

        Total operating adjustments                                 32,877                 14,678              93,701                 79,126

     Non-GAAP income from operations                               $ 19,586               $ 18,342            $ 37,933               $ 36,932
                                                           =================      =================   =================      =================
     Operating Margin %                                                8.0%                   7.8%                4.1%                   4.0%

                                                                   Novell, Inc.
                                                     Unaudited Non-GAAP Adjusted Net Income
                                                      (In thousands, except per share data)

                                                                     Fiscal Quarter Ended                      Fiscal Year Ended
                                                           ----------------------------------------   ----------------------------------------
                                                             Oct 31, 2007           Oct 31, 2006        Oct 31, 2007           Oct 31, 2006
                                                           -----------------      -----------------   -----------------      -----------------

     GAAP income (loss) available to common stockholders
       from continuing operations                                  $ (9,163)              $ 20,703           $ (26,276)               $ 4,332
                                                           -----------------      -----------------   -----------------      -----------------

        Operating adjustments (detailed above)                       32,877                 14,678              93,701                 79,126
                                                           -----------------      -----------------   -----------------      -----------------

        Non-operating expenses (income) adjustments:
             Gain on sale of venture capital funds                        -                (17,953)             (3,591)               (17,953)
             Gain on long-term investments, net                      (1,179)                (1,371)             (2,917)                  (735)
                                                           -----------------      -----------------   -----------------      -----------------
              Sub-total                                              (1,179)               (19,324)             (6,508)               (18,688)
                                                           -----------------      -----------------   -----------------      -----------------

        Total pre-tax adjustments                                    31,698                 (4,646)             87,193                 60,438

        Income tax adjustments                                       (2,636)                 4,216              (7,010)                (2,552)

        Diluted income adjustments:
           Debt interest expense                                          -                      -                   -                  5,972
           Allocation of earnings to preferred stockholders               -                      1                   -                   (239)
                                                           -----------------      -----------------   -----------------      -----------------

        Total net adjustments                                        29,062                   (429)             80,183                 63,619

     Non-GAAP diluted income available to common
       stockholders from continuing operations                     $ 19,899               $ 20,274            $ 53,907               $ 67,951
                                                           =================      =================   =================      =================

     GAAP income (loss) per common share
       from continuing operations                                   $ (0.03)                $ 0.05             $ (0.08)                $ 0.01
           Total adjustments detailed above                            0.09                  (0.00)               0.23                   0.15
                                                           -----------------      -----------------   -----------------      -----------------

     Non-GAAP diluted income per common share
       from continuing operations                                   $  0.06                 $ 0.05              $ 0.15                 $ 0.16
                                                           =================      =================   =================      =================

     GAAP weighted average shares
       from continuing operations                                   350,017                395,456             347,552                365,659

        Change in dilution from assumed:
           Conversion of convertible debt                                 -                      -                   -                 52,074
           Stock option exercises                                     5,504                  1,655               5,782                  4,358
                                                           -----------------      -----------------   -----------------      -----------------

     Non-GAAP diluted weighted average shares                       355,521                397,111             353,334                422,091
                                                           =================      =================   =================      =================

     Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                          Page 9 of 13
                                                                                Novell, Inc.
                                                      Consolidated Unaudited Condensed Statements of Operations
                                                                   (In thousands, except per share data)

                                                                        Fiscal Year                                           Fiscal Year
                                                        Q4 2006%      2006       %     Q3 2007     %     Q4 2007%      2007%
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------
Net revenue:
  Software licenses                                    $ 46,078   19.7  $ 173,678   18.9   $ 44,748    18.9  $ 51,055    20.8 $ 175,877    18.9
  Maintenance and subscriptions                         117,384   50.2    479,283   52.1    124,832    52.7   128,272    52.4   494,675    53.0
  Services                                               70,320   30.1    266,370   29.0     67,210    28.4    65,609    26.8   261,947    28.1
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------
Total net revenue                                       233,782   100.0   919,331   100.0   236,790   100.0   244,936   100.0   932,499   100.0
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Cost of revenue:
  Software licenses                                       4,591    2.0     18,161    2.0      5,286     2.2     5,705     2.3    19,478     2.1
  Maintenance and subscriptions                          11,886    5.1     49,680    5.4     12,498     5.3    12,849     5.2    48,272     5.2
  Services                                               50,715   21.7    213,171   23.2     48,739    20.6    46,160    18.8   192,504    20.6
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------
Total cost of revenue                                    67,192   28.7    281,012   30.6     66,523    28.1    64,714    26.4   260,254    27.9
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Gross profit                                            166,590   71.3    638,319   69.4    170,267    71.9   180,222    73.6   672,245    72.1
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Operating expenses:
  Sales and marketing                                    87,769   37.5    353,750   38.5     84,176    35.5    84,327    34.4   346,777    37.2
  Product development                                    43,544   18.6    180,380   19.6     54,207    22.9    55,134    22.5   208,370    22.3
  General and administrative                             23,088    9.9    102,259   11.1     28,219    11.9    29,527    12.1   111,006    11.9
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------
Total operating expenses before other                   154,401   66.0    636,389   69.2    166,602    70.4   168,988    69.0   666,153    71.4
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Income from operations before
  other operating expenses                               12,189    5.2      1,930    0.2      3,665     1.5    11,234     4.6     6,092     0.7

Other operating expenses                                  8,525    3.6     44,124    4.8     13,780     5.8    24,525    10.0    61,860     6.6
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Income (loss) from operations                             3,664    1.6    (42,194)  (4.6)   (10,115)   (4.3)  (13,291)   (5.4)  (55,768)   (6.0)
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Other income
  Investment income                                      34,670   14.8     77,372    8.4     21,611     9.1    23,562     9.6    90,122     9.7
  Other, net                                             (1,878)  (0.8)    (7,998)  (0.9)    (6,158)   (2.6)   (6,625)   (2.7)  (25,939)   (2.8)
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------
Other income, net                                        32,792   14.0     69,374    7.5     15,453     6.5    16,937     6.9    64,183     6.9
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Income from continuing operations,
  before income taxes                                    36,456   15.6     27,180    3.0      5,338     2.3     3,646     1.5     8,415     0.9

Income tax expense                                       17,115    7.3     22,642    2.5      8,970     3.8    12,809     5.2    34,691     3.7
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Income (loss) from continuing operations                 19,341    8.3      4,538    0.5     (3,632)   (1.5)   (9,163)   (3.7)  (26,276)   (2.8)

Income (loss) from discontinued operations,
  before income taxes                                      (371)  (0.2)    16,576    1.8        (47)   (0.0)   (8,785)   (3.6)  (18,253)   (2.0)
Income tax expense (benefit) on discontinued operations    (900)  (0.4)     1,561    0.2          -       -         -       -       (69)   (0.0)
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------
Income (loss) from discontinued operations                  529    0.2     15,015    1.6        (47)   (0.0)   (8,785)   (3.6)  (18,184)   (2.0)
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Income (loss) before cumulative effect of a
  change in accounting principle                         19,870    8.5     19,553    2.1     (3,679)   (1.6)  (17,948)   (7.3)  (44,460)   (4.8)

Cumulative effect of a change in accounting principle         -      -       (897)  (0.1)         -       -         -       -         -       -
                                                       ---------  -----  ---------  -----  ---------  ------ ---------  ------ ---------  ------

Net income (loss)                                      $ 19,870    8.5   $ 18,656    2.0   $ (3,679)   (1.6) $(17,948)   (7.3) $(44,460)   (4.8)
                                                       =========  =====  =========  =====  =========  ====== =========  ====== =========  ======

Income (loss) available to common
stockholders:
  Continuing operations                                $ 20,703    8.9   $  4,332    0.5   $ (3,632)   (1.5) $ (9,163)   (3.7) $ (26,276)  (2.8)
                                                       =========  =====  =========  =====  =========  ====== =========  ====== =========  ======
  Net income (loss)                                    $ 21,229    9.1   $ 18,220    2.0   $ (3,679)   (1.6) $ (17,948)  (7.3) $ (44,460)  (4.8)
                                                       =========  =====  =========  =====  =========  ====== =========  ====== =========  ======

Income (loss) per share available
to common stockholders:
  Continuing operations                                  $ 0.05            $ 0.01           $ (0.01)          $ (0.03)          $ (0.08)
  Net income (loss)                                      $ 0.05            $ 0.05           $ (0.01)          $ (0.05)          $ (0.13)

Weighted average shares                                 395,456    (1)    365,659           348,177           350,017           347,552

(1) Weighted average shares includes 52 million potential shares related to convertible debt.

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                   Page 10 of 13

                                                                 Novell, Inc.
                                               Consolidated Unaudited Condensed Segment Results
                                                    (in thousands, except per share data)

                                                                   Fiscal Quarter Ended October 31, 2007
                              -----------------------------------------------------------------------------------------------------------------

                                                   Identity             Systems
                             Open Platform        and Security        and Resource                              Common
                               Solutions     %     Management    %     Management    %     Workgroup     %    Unallocated     Total       %
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Net revenue:
  Software licenses               $     -      -     $ 14,917   27.3     $ 10,395   22.8     $ 25,743   23.0      $     -     $ 51,055   20.8
  Maintenance and subscriptions    23,153   70.7       17,710   32.4       25,403   55.6       62,006   55.5            -      128,272   52.4
  Services                          9,610   29.3       22,094   40.4        9,853   21.6       24,052   21.5            -       65,609   26.8
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total net revenue                  32,763  100.0       54,721  100.0       45,651  100.0      111,801  100.0            -      244,936  100.0
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Cost of revenue:
  Software licenses                     -      -        2,781    5.1        1,271    2.8        1,653    1.5            -        5,705    2.3
  Maintenance and subscriptions     2,412    7.4        3,301    6.0        3,107    6.8        3,981    3.6           48       12,849    5.2
  Services                          7,607   23.2       18,917   34.6        4,381    9.6       14,119   12.6        1,136       46,160   18.8
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total cost of revenue              10,019   30.6       24,999   45.7        8,759   19.2       19,753   17.7        1,184       64,714   26.4
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Gross profit                       22,744   69.4       29,722   54.3       36,892   80.8       92,048   82.3       (1,184)     180,222   73.6
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Operating expenses:
  Sales and marketing                   -      -            -      -            -      -            -      -       84,327       84,327   34.4
  Product development              13,927   42.5       15,134   27.7       10,576   23.2       12,902   11.5        2,595       55,134   22.5
  General and administrative            -      -            -      -            -      -            -      -       29,527       29,527   12.1
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total operating expenses
  before other                    13,927   42.5       15,134   27.7       10,576   23.2       12,902   11.5      116,449      168,988   69.0
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Income (loss) from operations
before other operating expenses  $  8,817   26.9     $ 14,588   26.7     $ 26,316   57.6     $ 79,146   70.8   $ (117,633)    $ 11,234    4.6
                              ============ ====== ============ ====== ============ ====== ============ ====== ============ ============ ======

                                                                      Fiscal Quarter Ended July 31, 2007
                              -----------------------------------------------------------------------------------------------------------------

                                                   Identity             Systems
                             Open Platform        and Security        and Resource                              Common
                               Solutions     %     Management    %     Management    %     Workgroup     %    Unallocated     Total       %
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Net revenue:
  Software licenses               $     3    0.0     $ 12,967   25.1      $ 9,686   21.3     $ 22,092   20.6      $     -     $ 44,748   18.9
  Maintenance and subscriptions    22,067   68.5       16,832   32.5       25,164   55.3       60,769   56.6            -      124,832   52.7
  Services                         10,166   31.5       21,944   42.4       10,631   23.4       24,469   22.8            -       67,210   28.4
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total net revenue                  32,236  100.0       51,743  100.0       45,481  100.0      107,330  100.0            -      236,790  100.0
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Cost of revenue:
  Software licenses                     -      -        2,786    5.4        1,101    2.4        1,399    1.3            -        5,286    2.2
  Maintenance and subscriptions     2,132    6.6        3,409    6.6        2,876    6.3        4,039    3.8           42       12,498    5.3
  Services                          8,562   26.6       19,629   37.9        4,836   10.6       14,497   13.5        1,215       48,739   20.6
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total cost of revenue              10,694   33.2       25,824   49.9        8,813   19.4       19,935   18.6        1,257       66,523   28.1
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Gross profit                       21,542   66.8       25,919   50.1       36,668   80.6       87,395   81.4       (1,257)     170,267   71.9
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Operating expenses:
  Sales and marketing                   -      -            -      -            -      -            -      -       84,176       84,176   35.5
  Product development              13,639   42.3       15,529   30.0       10,147   22.3       12,208   11.4        2,684       54,207   22.9
  General and administrative            -      -            -      -            -      -            -      -       28,219       28,219   11.9
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total operating expenses
  before other                     13,639   42.3       15,529   30.0       10,147   22.3       12,208   11.4      115,079      166,602   70.4
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Income (loss) from operations
before other operating expenses   $ 7,903   24.5     $ 10,390   20.1     $ 26,521   58.3     $ 75,187   70.1   $ (116,336)     $ 3,665    1.5
                              ============ ====== ============ ====== ============ ====== ============ ====== ============ ============ ======

                                                                   Fiscal Quarter Ended October 31, 2006
                              -----------------------------------------------------------------------------------------------------------------

                                                   Identity             Systems
                             Open Platform        and Security        and Resource                              Common
                               Solutions     %     Management    %     Management    %     Workgroup     %    Unallocated     Total       %
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Net revenue:
  Software licenses               $     4    0.0     $ 10,950   20.3      $ 8,602   19.3     $ 26,522   23.0      $     -     $ 46,078   19.7
  Maintenance and subscriptions    13,906   69.2       17,329   32.1       25,420   57.1       60,729   52.7            -      117,384   50.2
  Services                          6,177   30.8       25,670   47.6       10,471   23.5       28,002   24.3            -       70,320   30.1
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total net revenue                  20,087  100.0       53,949  100.0       44,493  100.0      115,253  100.0            -      233,782  100.0
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Cost of revenue:
  Software licenses                     1    0.0        2,135    4.0          880    2.0        1,575    1.4            -        4,591    2.0
  Maintenance and subscriptions     2,329   11.6        3,115    5.8        2,615    5.9        3,789    3.3           38       11,886    5.1
  Services                          6,650   33.1       21,554   40.0        4,915   11.0       16,557   14.4        1,039       50,715   21.7
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total cost of revenue               8,980   44.7       26,804   49.7        8,410   18.9       21,921   19.0        1,077       67,192   28.7
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Gross profit                       11,107   55.3       27,145   50.3       36,083   81.1       93,332   81.0       (1,077)     166,590   71.3
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Operating expenses:
  Sales and marketing                   -      -            -      -            -      -            -      -       87,769       87,769   37.5
  Product development              11,406   56.8       13,802   25.6        5,843   13.1       10,608    9.2        1,885       43,544   18.6
  General and administrative            -      -            -      -            -      -            -      -       23,088       23,088    9.9
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------
Total operating expenses
  before other                     11,406   56.8       13,802   25.6        5,843   13.1       10,608    9.2      112,742      154,401   66.0
                              ------------ ------ ------------ ------ ------------ ------ ------------ ------ ------------ ------------ ------

Income (loss) from operations
before other operating expenses   $  (299)  (1.5)    $ 13,343   24.7     $ 30,240   68.0     $ 82,724   71.8   $ (113,819)    $ 12,189    5.2
                              ============ ====== ============ ====== ============ ====== ============ ====== ============ ============ ======

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                    Page 11 of 13
                                                                                  Novell, Inc.
                                                                 Unaudited Trended Segment and Region Revenue
                                                                                (In thousands)

                                                               Fiscal Year                                               Fiscal Year                     Change from
Revenue by segment                           Q4 2006%       2006        %     Q3 2007      %     Q4 2007%       2007       %     Q4 2007 to Q4 2006   FY07 to FY06
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ------------------- -----------------

  Open platform solutions
    Linux platform products                   $ 13,017   5.6     $ 45,296     4.9    $ 20,565    8.7    $ 22,000    9.0    $ 76,620    8.2    $ 8,983     69.0  $ 31,324    69.2
    Other open platform products                   893   0.4        8,146     0.9       1,505    0.6       1,153    0.5       7,031    0.8        260     29.1    (1,115)  (13.7)
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------
  Total open platform solutions                 13,910   5.9       53,442     5.8      22,070    9.3      23,153    9.5      83,651    9.0      9,243     66.4    30,209    56.5
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------

  Identity and security management
    Identity and access management              23,773  10.2       97,721    10.6      26,690   11.3      30,107   12.3     104,132   11.2      6,334     26.6     6,411     6.6
    Other identity and security management       4,506   1.9       17,975     2.0       3,109    1.3       2,520    1.0      12,420    1.3     (1,986)   (44.1)   (5,555)  (30.9)
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------
  Total identity and security management        28,279  12.1      115,696    12.6      29,799   12.6      32,627   13.3     116,552   12.5      4,348     15.4       856     0.7
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------

  Systems and resource management               34,022  14.6      134,579    14.6      34,850   14.7      35,798   14.6     135,230   14.5      1,776      5.2       651     0.5
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------

  Workgroup
    Open Enterprise Server                      47,660  20.4      181,695    19.8      44,604   18.8      44,924   18.3     175,915   18.9     (2,736)    (5.7)   (5,780)   (3.2)
    NetWare and other NetWare-related            8,365   3.6       47,779     5.2       5,830    2.5       5,958    2.4      25,075    2.7     (2,407)   (28.8)  (22,704)  (47.5)
    Collaboration                               24,394  10.4       96,176    10.5      24,689   10.4      25,716   10.5      96,174   10.3      1,322      5.4        (2)   (0.0)
    Other workgroup                              6,832   2.9       23,594     2.6       7,738    3.3      11,151    4.6      37,955    4.1      4,319     63.2    14,361    60.9
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------
  Total workgroup                               87,251  37.3      349,244    38.0      82,861   35.0      87,749   35.8     335,119   35.9        498      0.6   (14,125)   (4.0)
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------

    Total software licenses, maintenance
      and subscriptions                        163,462  69.9      652,961    71.0     169,580   71.6     179,327   73.2     670,552   71.9     15,865      9.7    17,591     2.7

  Services                                      70,320  30.1      266,370    29.0      67,210   28.4      65,609   26.8     261,947   28.1     (4,711)    (6.7)   (4,423)   (1.7)
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------

Total net revenue by segment                 $ 233,782  100.0   $ 919,331   100.0   $ 236,790  100.0   $ 244,936  100.0   $ 932,499  100.0   $ 11,154      4.8  $ 13,168     1.4
                                            =========== =====  ===========  ====== =========== ====== =========== ====== =========== ====== ========== ======== ========= =======

Revenue by region

  Americas                                   $ 137,032  58.6    $ 536,813    58.4   $ 138,000   58.3   $ 139,596   57.0   $ 540,252   57.9    $ 2,564      1.9   $ 3,439     0.6
  EMEA                                          75,239  32.2      297,651    32.4      78,595   33.2      84,721   34.6     312,682   33.5      9,482     12.6    15,031     5.0
  Asia Pacific                                  21,511   9.2       84,867     9.2      20,195    8.5      20,619    8.4      79,565    8.5       (892)    (4.1)   (5,302)   (6.2)
                                            ----------- -----  -----------  ------ ----------- ------ ----------- ------ ----------- ------ ---------- -------- --------- -------

Total net revenue by region                  $ 233,782  100.0   $ 919,331   100.0   $ 236,790  100.0   $ 244,936  100.0   $ 932,499  100.0   $ 11,154      4.8  $ 13,168     1.4
                                            =========== =====  ===========  ====== =========== ====== =========== ====== =========== ====== ========== ======== ========= =======

Reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                       Page 12 of 13

                                                                            Novell, Inc.
                                               Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                           (In thousands)

                                                              Fiscal Year                                               Fiscal Year                         Change from
                                             Q4 2006%       2006       %     Q3 2007      %     Q4 2007%        2007       %        Q4 2007 to Q4 2006  FY07 to FY06
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    ------------------------------------
  Open platform solutions
    Linux platform products
      Software licenses                       $     -      -     $     -      -    $     -      -      $     -      -      $     -      -      $     -       -    $     -       -
      Maintenance and subscriptions            13,017    5.6      45,296    4.9     20,565    8.7       22,000    9.0       76,620    8.2        8,983    69.0     31,324    69.2
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                               13,017    5.6      45,296    4.9     20,565    8.7       22,000    9.0       76,620    8.2        8,983    69.0     31,324    69.2
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
    Other open platform products
      Software licenses                             4    0.0         605    0.1          3    0.0            -      -          197    0.0           (4) (100.0)      (408)  (67.4)
      Maintenance and subscriptions               889    0.4       7,541    0.8      1,502    0.6        1,153    0.5        6,834    0.7          264    29.7       (707)   (9.4)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                                  893    0.4       8,146    0.9      1,505    0.6        1,153    0.5        7,031    0.8          260    29.1     (1,115)  (13.7)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
  Identity and security management
    Identity and access management
      Software licenses                         9,429    4.0      40,760    4.4     12,099    5.1       14,381    5.9       47,126    5.1        4,952    52.5      6,366    15.6
      Maintenance and subscriptions            14,344    6.1      56,961    6.2     14,591    6.2       15,726    6.4       57,006    6.1        1,382     9.6         45     0.1
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                               23,773   10.2      97,721   10.6     26,690   11.3       30,107   12.3      104,132   11.2        6,334    26.6      6,411     6.6
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
    Other identity and security management
      Software licenses                         1,521    0.7       5,430    0.6        868    0.4          536    0.2        3,293    0.4         (985)  (64.8)    (2,137)  (39.4)
      Maintenance and subscriptions             2,985    1.3      12,545    1.4      2,241    0.9        1,984    0.8        9,127    1.0       (1,001)  (33.5)    (3,418)  (27.2)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                                4,506    1.9      17,975    2.0      3,109    1.3        2,520    1.0       12,420    1.3       (1,986)  (44.1)    (5,555)  (30.9)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
  Systems and resource management
      Software licenses                         8,602    3.7      30,839    3.4      9,686    4.1       10,395    4.2       35,196    3.8        1,793    20.8      4,357    14.1
      Maintenance and subscriptions            25,420   10.9     103,740   11.3     25,164   10.6       25,403   10.4      100,034   10.7          (17)   (0.1)    (3,706)   (3.6)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                               34,022   14.6     134,579   14.6     34,850   14.7       35,798   14.6      135,230   14.5        1,776     5.2        651     0.5
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
  Workgroup
    Open Enterprise Server
      Software licenses                        10,990    4.7      39,269    4.3      9,877    4.2       10,565    4.3       37,781    4.1         (425)   (3.9)    (1,488)   (3.8)
      Maintenance and subscriptions            36,670   15.7     142,426   15.5     34,727   14.7       34,359   14.0      138,134   14.8       (2,311)   (6.3)    (4,292)   (3.0)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                               47,660   20.4     181,695   19.8     44,604   18.8       44,924   18.3      175,915   18.9       (2,736)   (5.7)    (5,780)   (3.2)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
    NetWare and other NetWare-related
      Software licenses                         5,509    2.4      24,108    2.6      4,414    1.9        4,588    1.9       18,977    2.0         (921)  (16.7)    (5,131)  (21.3)
      Maintenance and subscriptions             2,856    1.2      23,671    2.6      1,416    0.6        1,370    0.6        6,098    0.7       (1,486)  (52.0)   (17,573)  (74.2)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                                8,365    3.6      47,779    5.2      5,830    2.5        5,958    2.4       25,075    2.7       (2,407)  (28.8)   (22,704)  (47.5)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
    Collaboration
      Software licenses                         6,581    2.8      23,585    2.6      7,299    3.1        7,986    3.3       26,916    2.9        1,405    21.3      3,331    14.1
      Maintenance and subscriptions            17,813    7.6      72,591    7.9     17,390    7.3       17,730    7.2       69,258    7.4          (83)   (0.5)    (3,333)   (4.6)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                               24,394   10.4      96,176   10.5     24,689   10.4       25,716   10.5       96,174   10.3        1,322     5.4         (2)   (0.0)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
    Other workgroup
      Software licenses                         3,442    1.5       9,082    1.0        502    0.2        2,604    1.1        6,391    0.7         (838)  (24.3)    (2,691)  (29.6)
      Maintenance and subscriptions             3,390    1.5      14,512    1.6      7,236    3.1        8,547    3.5       31,564    3.4        5,157   152.1     17,052   117.5
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                                6,832    2.9      23,594    2.6      7,738    3.3       11,151    4.6       37,955    4.1        4,319    63.2     14,361    60.9
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
  Total software licenses, maintenance
    and subscriptions
      Software licenses                        46,078   19.7     173,678   18.9     44,748   18.9       51,055   20.8      175,877   18.9        4,977    10.8      2,199     1.3
      Maintenance and subscriptions           117,384   50.2     479,283   52.1    124,832   52.7      128,272   52.4      494,675   53.0       10,888     9.3     15,392     3.2
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------
                                              163,462   69.9     652,961   71.0    169,580   71.6      179,327   73.2      670,552   71.9       15,865     9.7     17,591     2.7
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------

  Services                                     70,320   30.1     266,370   29.0     67,210   28.4       65,609   26.8      261,947   28.1       (4,711)   (6.7)    (4,423)   (1.7)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------

Total net revenue
      Software licenses                        46,078   19.7     173,678   18.9     44,748   18.9       51,055   20.8      175,877   18.9        4,977    10.8      2,199     1.3
      Maintenance and subscriptions           117,384   50.2     479,283   52.1    124,832   52.7      128,272   52.4      494,675   53.0       10,888     9.3     15,392     3.2
      Services                                 70,320   30.1     266,370   29.0     67,210   28.4       65,609   26.8      261,947   28.1       (4,711)   (6.7)    (4,423)   (1.7)
                                            ---------- ------ ----------- ------ ----------  -----  ----------- ------   ---------- ------    --------- -------  --------- -------

Total net revenue                           $ 233,782  100.0   $ 919,331  100.0  $ 236,790   100.0   $ 244,936  100.0    $ 932,499  100.0     $ 11,154     4.8   $ 13,168     1.4
                                            ========== ====== =========== ====== ==========  =====  =========== ======   ========== ======    ========= =======  ========= =======

Reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 13 of 13
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity and Access Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > Web Services
                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management

                        Workgroup

                              Open Enterprise Server

                                    > Open Enterprise Server

                              NetWare and Other NetWare-Related

                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise

                              Other Workgroup

                                    > BorderManager

                        Services

                              > IT Consulting Services
                              > Technical Support Services
                              > Training Services